UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  March 27, 2012

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	68-0666697
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho  83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
       CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

(b)  On March 27, 2012, the Board of Directors of Home Federal Bancorp, Inc. (“Company”) amended Article I, Section 1 of its Bylaws regarding the Company’s annual meeting.  The amendment was made in connection with the change in the Company’s fiscal year end from September 30 to December 31.  A copy of the amended and restated Bylaws furnished herewith as Exhibit 3.2 and incorporate herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

3.2	Amended and Restated Bylaws of Home Federal Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: April 2, 2012	By: /s/Eric S. Nadeau
Eric S. Nadeau
Executive Vice President and Chief Financial Officer